UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

  FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)

January 9, 2007

000-29748
(Commission File Number)

ECHELON CORPORATION
  (Exact name of registrant as specified in its charter)

Delaware	77-0203595
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
550 Meridian Avenue
San Jose, California 95126
(Address of principal executive offices, including zip code)
(408) 938-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The following information is furnished (not filed) as Exhibit 99.1 hereto. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 9, 2007, Echelon Corporation issued a press release announcing that Swedish utility Vattenfall AB exercised options for an additional 200,000 meters and associated data concentrators under the framework contract entered into with Telvent in December 2005.  Echelon also announced that because it has agreed to make certain updates available to Vattenfall, in accordance with US GAAP, Echelon would defer revenue and expenses associated with the Vattenfall project until the update is released, which is now expected in the second quarter of 2007.  The full text of this press release is furnished in this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release dated January 9, 2007, of Echelon Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

By:	/s/ Oliver R. Stanfield
Oliver R. Stanfield Executive Vice President and Chief Financial Officer
Date: January 9, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated January 9, 2007, of Echelon Corporation.